UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report - Aug 29, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Aug 29, 2006 Chemokine Therapeutics Corp. announced that the United States Patent and Trademark Office has issued US Patent 7,091,310 B2 relating to Chemokine analogs for the treatment of human disease.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

Aug 29, 2006 Chemokine Therapeutics Corp. announced that the United States Patent and Trademark Office has issued US Patent 7,091,310 B2 relating to Chemokine analogs for the treatment of human disease.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: Aug 29, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Hassan Salari Hassan Salari, M.D. President and Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES PATENT ISSUANCE FOR

CHEMOKINE ANALOGS FOR THE TREATMENT OF HUMAN DISEASE

Vancouver, BC (August 29, 2006) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI; OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced that the United States Patent and Trademark Office has issued U.S. Patent 7,091,310 B2 relating to chemokine analogs for the treatment of human disease.

The patent covers chemokine analogs (peptide agonists and antagonists of chemokines) that are useful for the treatment of a variety of diseases and disorders, and as an adjunct to the treatment of a variety of diseases and disorders, including autoimmune diseases, acute chronic inflammation, cancer, cardiovascular disease, infectious disease and inflammatory disorders such as rheumatoid arthritis, chronic inflammatory bowel disease, chronic inflammatory pelvic disease, multiple sclerosis, asthma, osteoarthritis, atherosclerosis, psoriasis, rhinitis, autoimmunity and organ transplant rejection.

Dr. Hassan Salari, President and Chief Executive Officer of Chemokine Therapeutics, stated, “This new patent grant reinforces our overriding strategy to broaden the proprietary scope of our drug development platform while helping to further solidify our intellectual property position.”

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, and stem cells, as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development. For more information, please visit the Company’s website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Elite Financial Communications Group

Company Contact

Chemokine Investor/Media Relations

Mr. Don Evans

Dodi Handy, President & CEO

Director of Public Relations

Phone: 407.585.1080

Phone: 604.822.0305

E-mail: chkt@efcg.net

E-mail : devans@chemokine.net